Tidal Trust II 485BPOS

Exhibit 99.(d)(xxix)(ix)

NINTH AMENDMENT TO THE

SUB-ADVISORY ADVISORY AGREEMENT

This Ninth Amendment to the Sub-Advisory Agreement (the “Amendment”) is made as of November 7, 2024, by and between TIDAL INVESTMENTS LLC (the “Adviser”) and ZEGA Financial, LLC (the “Sub-Adviser”).

BACKGROUND:

A.	The Adviser and the Sub-Adviser are parties to a Sub-Advisory Agreement dated as of September 19, 2022, as amended to date (the “Agreement”).

B.	The parties desire to amend and restate Schedule A to the Agreement to add the following new series:

•	YieldMaxTM Target 12TM Semiconductor Option Income ETF
•	YieldMaxTM Target 12TM Biotech & Pharma Option Income ETF
•	YieldMaxTM Target 12TM Energy Option Income ETF
•	YieldMaxTM Target 12TM Real Estate Option Income ETF
•	YieldMaxTM Target 12TM Tech & Innovation Option Income ETF
•	YieldMaxTM Target 12TM Big 50 Option Income ETF
•	YieldMax™ AI & Tech Portfolio Option Income ETF
•	YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF
•	YieldMax™ China Portfolio Option Income ETF
•	YieldMax™ Semiconductor Portfolio Option Income ETF
•	YieldMax™ Biotech & Pharma Portfolio Option Income ETF
•	YieldMaxTM Ultra Short Option Income Strategy ETF

C.	This Background section and the Schedule attached to this Amendment are incorporated by reference into, and made a part of, this Amendment.

TERMS:

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.	The current Schedule A to the Agreement is hereby amended and restated in its entirety as set forth on the Amended and Restated Schedule A attached hereto.

2.	Miscellaneous.

a.	Capitalized terms not defined in this Amendment shall have the respective meanings set forth in the Agreement.

b.	Except as specifically amended by this Amendment, and except as necessary to conform to the intention of the parties hereinabove set forth, the Agreement shall remain unaltered and in full force and effect and is hereby ratified and confirmed.

c.	The Agreement, as amended hereby, together with its Schedule, constitutes the complete understanding and agreement of the parties with respect to the subject matter hereof and supersedes all prior communications with respect thereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Amendment shall constitute the valid and binding execution hereof by such party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by duly authorized representatives as of the date first set forth above.

TIDAL INVESTMENTS LLC

By:	/s/ Dan Carlson
Name:	Dan Carlson
Title:	Chief of Staff

ZEGA Financial, LLC

By:	/s/ Jay Pestrichellia
Name:	Jay Pestrichelli
Title:	CEO

Amended and Restated Schedule A

to the

Sub-Advisory Agreement by and between Tidal Investments LLC and ZEGA Financial, LLC

(November 7, 2024)

Fund Name	Sub-Advisory Fee	Effective Date	Trading Authority	Proxy Voting Authority
YieldMax AAPL Option Income Strategy ETF	*	4/17/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax AMZN Option Income Strategy ETF	*	7/24/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax BRK.B Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax COIN Option Income Strategy ETF	*	8/14/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax META Option Income Strategy ETF	*	7/27/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax GOOGL Option Income Strategy ETF	*	7/27.2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax NFLX Option Income Strategy ETF	*	8/07/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax NVDA Option Income Strategy ETF	*	5/10/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax SQ Option Income Strategy ETF	*	10/10/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax TSLA Option Income Strategy ETF	*	11/22/2022	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax Innovation Option Income Strategy ETF	*	11/22/2022	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax KWEB Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax Gold Miners Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax XBI Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None

YieldMax TLT Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax ABNB Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax AMD Option Income Strategy ETF	*	9/18/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax MRNA Option Income Strategy ETF	*	10/23/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax PYPL Option Income Strategy ETF	*	9/15/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax DIS Option Income Strategy ETF	*	8/24/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax JPM Option Income Strategy ETF	*	9/11/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax MSFT Option Income Strategy ETF	*	8/24/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax XOM Option Income Strategy ETF	*	8/30/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax AI Option Income Strategy ETF	*	11/27/2023	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax ROKU Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax SNOW Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax ZM Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax ADBE Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax NKE Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax ORCL Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax INTC Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None

YieldMax BIIB Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax BA Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax TGT Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ Universe Fund of Option Income ETFs	**	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ Magnificent 7 Fund of Option Income ETFs	**	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Ultra Option Income Strategy ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM MSTR Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax TSLA Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax Innovation Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax NVDA Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax COIN Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax AAPL Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax N100 Short Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Bitcoin Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM BABA Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM CVNA Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM DKNG Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None

YieldMaxTM HOOD Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM JD Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM MARA Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM PDD Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM PLTR Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM RBLX Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM SHOP Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM SMCI Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM TSM Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Ether Option Income Strategy ETF	*	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Semiconductor Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Biotech & Pharma Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Energy Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Real Estate Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Tech & Innovation Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMaxTM Target 12TM Big 50 Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ AI & Tech Portfolio Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None

YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ China Portfolio Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ Semiconductor Portfolio Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ Biotech & Pharma Portfolio Option Income ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None
YieldMax™ Ultra Short Option Income Strategy ETF	***	Commencement of Operations	[X] Fully Discretionary [ ] Partially Discretionary [ ] Non-Discretionary	[ ] Full [ ] Advisory [X] None

*	Minimum of $36,000 with fee breakpoints as follows:
9 bps on AUM up to $250M
8 bps on AUM between $250M and $500M
7 bps on AUM between $500M and $1 B; and
6 bps on AUM > $1 B
**	1 bp.
***	12 bps on AUM up to $250M
11 bps on AUM between $250M<$500M
10 bps on AUM between $500M<$1B
9 bps on AUM >$1B

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